                                                                    EXHIBIT 99.2

                     FEDERAL DEPOSIT INSURANCE CORPORATION
                              Washington, DC 20429

                                   FORM 10-K

             [X]  Annual Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                  For the fiscal year ended December 31, 2000

           [ ]  Transition Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

              For the transition period from ________ to ________


                           FDIC Certificate No. 23288

             Massachusetts                                  04-1528790
------------------------------------------    --------------------------------------
     (State or other jurisdiction of                     (I.R.S. Employer
      incorporation or organization)                  Identification Number)

30 Massachusetts Avenue, North Andover, MA                     01845
------------------------------------------    --------------------------------------
(Address of principal executive officers)                    (Zip Code)

                                 (978) 725-7500
              (Registrant's telephone number, including area code)

                              -------------------

           Securities Registered Pursuant to Section 12(b) of the Act:
                                      None

          Securities Registered Pursuant to Section 12(g) of the Act:

                     Common Stock, par value $.10 per share
                     --------------------------------------
                                (Title of Class)

Indicate by check mark whether the registrant (l) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filling requirements for the past 90 days. Yes X No
                                                ---

Indicated by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy of information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K [ ]

  State the aggregate market value of the voting stock held by non-affiliates*
              of the registrant based on the closing sale price of
                     $11.813 per share as of March 8, 20001

                           Approximately $50,550,249

Indicate the number of shares outstanding of each of the registrant's classes of common stock, as of the latest practicable date.

Class                                            Outstanding as of March 8, 2001
-----                                            -------------------------------
Common Stock, par value $.10 per share                   4,371,500 shares

DOCUMENTS INCORPORATED BY REFERENCE. Portions of the Lawrence Savings Bank (the "Bank") Annual Report to Stockholders for the fiscal year ended December 31, 2000 (the "Annual Report"), attached hereto as Exhibit (13) and the Lawrence Savings Bank Proxy Statement for the 2001 Annual Meeting (the "Proxy Statement"), attached hereto as Exhibit (20), are incorporated by reference into Parts, I, II, and III of this Form 10-K. An index to the exhibits attached to this Form 10-K can be found on page 6 of this Form 10-K.

* For purposes of this calculation only, the common stock of Lawrence Savings Bank held by directors executive officers of Lawrence Savings Bank has been treated as owned by affiliates.

                                     PART I

Item 1. BUSINESS

The response is incorporated herein by reference from the discussion respectively under the captions entitled "FINANCIAL HIGHLIGHTS" on page 4, "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS" on pages 5 through 15 and Financial Statements and Notes to Consolidated Financial Statements on pages 18 through 37 of the Annul Report.

The following table is to supplement for information not contained in the Annual Report.

Short term borrowings include securities sold under agreements to repurchase, Federal Home Loan Bank (FHLB) advances and Federal Reserve Bank (FRB) borrowings for which the original maturity is less than 3 months. Short-term borrowings are summarized as follows:

                                             2000                       1999                    1998
                                    ----------------------    -----------------------   -------------------
                                    Repurchase    FHLB/FRB    Repurchase     FHLB/FRB   Repurchase     FHLB
(Dollars in Thousands)              Agreements    Advances    Agreements     Advances   Agreements   Advances
----------------------              ----------    --------    ----------     --------   ----------   --------
Outstanding at December 31            $    --           --      $    --       32,500     $    --          --
Weighted average rate
 at December 31                            --           --           --        5.00%          --          --
Average balance outstanding
 during the year                       24,539       24,364       19,899       22,152          --       4,526
Weighted average rate
 during the year                        6.29%        6.14%        5.13%        5.27%          --       5.71%
Maximum outstanding at
 any month end                        $42,544      $71,000      $37,639       54,000     $    --      $6,000
                                      -------      -------      -------       ------     -------      ------


Item 2. PROPERTIES

     Rent expense for 2000 totaled $143,000. The following table sets forth the locations of the offices of the Bank, as well as certain information relating to these offices as of December 31, 2000.

                                                                        Lease
                                                                ----------------------
                           Year                                                Current
                           Acquired              Square         Owned/         Term                Renewal
                           Or Leased             Feet           Leased         Expires             Options
                           ---------             ------         ------         --------         -------------
CORPORATE OFFICES

North Andover                1992                45,315         Owned               --               --
 30 Massachusetts Ave.
 No. Andover, MA 01845

BRANCH OFFICES

Essex Street                 1998                 3,432         Leased            2003          One (5) yr.
 300 Essex Street                                                                               Renewal Option
 Lawrence, MA 01842

Jackson Street               1998                 2,369         Leased            2003          One (5) yr.
 20 Jackson Street                                                                              Renewal Option
 Methuen, MA 01844

West Methuen                 1979                 5,234         Owned               --               --
 148 Lowell Street
 Methuen, MA 01844

Andover                      1995                 2,449         Leased            2010          Two (5) yr.
 342 North Main Street                                                                          Options
 Andover, MA 01810

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


ITEM 3.  LEGAL PROCEEDINGS

             The Bank is involved in various legal proceedings incidental to its business. After review with legal counsel, management does not believe resolution of such litigation will have a material adverse effect on the financial condition and operating results of the Bank.

             In one litigation matter, the Bank was awarded a $4.2 million judgment in 1997. This matter has been appealed, and this judgment has not yet been collected. The Bank expects to prevail on this appeal. The Bank expects to collect this judgment, at least in substantial part, which would have a material favorable impact to the Bank's financial statements. Post judgment interest accrues from the date of this judgment and approximates $1.9 million at December 31, 2000. However, collectibility of post judgment interest in addition to the $4.2 million award has not yet been determined.

             In another litigation matter, the Bank was awarded $1.1 million by a jury verdict, during the fourth quarter 1999, in a legal case where the Bank sought to recover damages from loans previously charged off.

             In 2000, the court entered final judgment for approximately $1.8 million, which includes post judgment accrued interest. This award has been appealed by defendants and collectibility of this award is subject to this appeal and other contingencies.

             It is management's opinion that the timing and final amounts to be collected cannot be determined at this time. Accordingly, no recognition of these judgments has been recorded in the financial statements.



ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

             None.

                                     PART II

ITEM 5. MARKET FOR THE REGISTRANT'S COMMON STOCK EQUITY AND RELATED STOCKHOLDER MATTERS

             The response is incorporated herein by reference from the discussion under the caption "STOCKHOLDER INFORMATION" on page 38 and the discussion under the subcaption "Capital Adequacy" of the caption "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS" on page 15 of the Annual Report.

ITEM 6.  SELECTED FINANCIAL DATA

             The response is incorporated herein by reference from the table titled "FINANCIAL HIGHLIGHTS" on page 4 of the Annual Report.

ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

             The response is incorporated herein by reference from the discussion under the caption "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS" on pages 5 through 15 of the Annual Report.

ITEM 7A.  QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

             The response is incorporated herein by reference from the discussion under the subcaption "Interest Rate Sensitivity" of the caption "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS" on pages 13 and 14 of the Annual Report.

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

ITEM 8.  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

     The response is incorporated herein by reference from the Lawrence Savings Bank and Subsidiaries Consolidated Financial Statements and Notes thereto at pages 18 through 37 of the Annual Report.

                                    PART III

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURES

     None.

ITEM 10.  DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

     The response is incorporated herein by reference from the discussion under the caption "INFORMATION REGARDING DIRECTORS" on pages 21 through 22, the discussion under the caption "PRINCIPAL OFFICERS" on page 25 and the discussion under the caption "SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE" on page 34 of the Proxy Statement.

ITEM 11.  EXECUTIVE COMPENSATION

     The response is incorporated herein by reference from the section entitled "COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS" on pages 26 through 31 of the Proxy Statement.

ITEM 12.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The response is incorporated herein by reference from the discussion under the caption entitled "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" on pages 32 through 34 of the Proxy Statement.

ITEM 13.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The response is incorporated herein by reference from the discussion under the caption entitled "INDEBTEDNESS OF DIRECTORS AND MANAGEMENT AND CERTAIN TRANSACTIONS WITH MANAGEMENT AND OTHERS" on page 31 and 32 of the Proxy Statement.

     In August 2000, the Bank entered into a 50% participation, not to exceed the Bank's aggregate limit of $25.0 million, with Southern New Hampshire Bank and Trust Company in floor plan lines of credit to used car dealers. Southern New Hampshire and Trust Company is an affiliate of William P. DeLuca, Jr. and Lease and Rental Management Corp., which have reported ownership of 9.6% of the Bank's outstanding common stock. The line is guaranteed by Windham Equities Company, which is also an affiliate of William P. DeLuca, Jr. and Lease and Rental Management Corp. This transaction was made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other borrowers not affiliated with the Bank and does not involve more than normal risk of collectibility or present other features unfavorable to the Bank.

                                    PART IV

ITEM 14. EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM F-3 OR FORM 8-K

(a) (l) Financial Statements: the following Lawrence Savings Bank and Subsidiaries Consolidated Financial Statements are incorporated herein by reference from the Annual Report, listed below and attached as Exhibit (13).


                                                        Page number(s) in Annual
                                                                 Report
                                                        ------------------------

         Report of Management Responsibility                       16
         Independent Auditors' Report                              17
         Consolidated Balance Sheets as of
           December 31, 2000 and 1999                              18
         Consolidated Statements of Operations
           for the years ended December 31,
           2000, 1999 and 1998                                     19
         Consolidated Statements of Changes
           in Stockholders' Equity for the
           years ended December 31, 2000
           1999 and 1998                                           20
         Consolidated Statements of Cash Flows
           for the years ended December 31, 2000
           1999 and 1998                                           21
         Notes to Consolidated Financial Statements             22-37


(a) (2)  Financial Statement Schedules:

         None.

(b)      Report on Form 8-K:

         None.

(c)  List of Exhibits:


     Exhibits to the Form 10-K have been included (unless otherwise noted) only with the copies of the Form 10-K filed with the FDIC. Upon request to Investors Relations, Lawrence Savings Bank, 30 Massachusetts Avenue, North Andover, MA 01845, copies of the individual exhibits will be furnished upon payment of a reasonable reproduction fee.

     Exhibits:

     (2)          Plan of Reorganization

     (3) (i)      Articles of incorporation*

     (3) (ii)     Corporate By-Laws, as amended#

     (3) (iii)    Certificate of vote of directors establishing a series of a class of stock#

     (4)          Rights Agreement dated as of December 12, 1996**

     (10.1)       Lawrence Savings Bank 1986 Stock Option Plan***

     (10.2)       Employment Agreement with Paul A. Miller+

     (10.3)       Employment Agreement with Robert P. Perreault++

     (10.4)       Special Termination Agreement with Paul A. Miller+

     (10.5)       Special Termination Agreement with Robert P. Perreault++

     (10.7) Supplemental Retirement Agreement with Paul A. Miller dated April 21, 1989##

     (10.8) Supplemental Retirement Agreement with Paul A. Miller dated April 29, 1996##

     (10.9)       Lawrence Savings Bank 1997 Stock Option Plan##

    (10.10)       Employment Agreement with Jeffrey W. Leeds###

    (10.11)       Employment Agreement with Timothy L. Felter###

    (10.12)       Employment Agreement with John E. Sharland

    (10.13)       Employment Agreement with Richard J. D'Ambrosio

    (13)          2000 Annual Report to Shareholders of Lawrence Savings Bank

    (20)          2001 Proxy Statement

    (21)          Subsidiaries of the Bank

    (99.1) Press release - Lawrence Savings Bank Announces Plan to Form Holding Company dated December 21, 2000

------------------

The documents listed in exhibits 10.1 through 10.13 include each management contract or compensatory plan or arrangement required to file as an exhibit to this Form pursuant to item #601 of regulation S-K.

         * Incorporated herein by reference from Lawrence Savings Bank Form F-1 filed July 17, 1986.

        ** Incorporated herein by reference from Exhibit 1 to Lawrence Savings Bank Registration Statement on Form F-10, dated December 20, 1996

       *** Incorporated herein by reference from Intrex Financial Services, Inc. Registration Statement No. 33-30775 on Form S-8/S-3.

         + Incorporated herein by reference from Intrex Financial Services, Inc. March 31, 1989 Form 10-Q filed on May 11, 1989, and as amended in the Lawrence Savings Bank Form F-2 filed March 25, 1993.

       ++ Incorporated herein by reference from Intrex Financial Services, Inc. Registration Statement No. 33-11982 on Form S-4, and as amended in the Lawrence Savings Bank Form F-2 filed
               March 25, 1993.

        # Incorporated herein by reference from Lawrence Savings Bank Form F-2 filed March 26, 1997.

       ## Incorporated herein by reference from Lawrence Savings Bank's Form 10K filed March 30, 1998.

      ### Incorporated herein by reference from Lawrence Savings Bank's Form 10-K filed March 29, 2000.

(d)       None.



Subsequent Developments

     On December 21, 2000, The Bank's Board of Directors voted to approve the reorganization of the Bank into a holding company structure. The Board of Directors approved the Plan of Reorganization and Acquisition (the "Plan") dated March 12, 2001 for the establishment of the holding company ("LSB Corp."). The Plan indicates that the Bank and LSB Corp. have agreed that LSB Corp. will acquire all of the issued and outstanding shares of the Bank's Common Stock (together with associated preferred stock purchase rights) in exchange for shares of LSB Corp. Common Stock (together with associated preferred stock purchase rights). Consummation of the Plan is conditioned on shareholder and regulatory approvals. The Bank's press release dated December 21, 2000 and the Plan of Reorganization and Acquisition are incorporated herein by reference and attached as exhibits (99.1) and (2) of this Form 10-K.

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the Bank has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     Lawrence Savings Bank

                                     By: /s/ Paul A. Miller
                                        ----------------------------------
                                        Paul A. Miller, President
                                        and Chief Executive Officer

DATE:  March 22, 2001

Pursuant to the requirement of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Bank and in the capacities and on the dates indicated.

SIGNATURE                             TITLE                                           DATE
---------                             -----                                           ----

/s/ Paul A. Miller                    President, Chief Executive Officer and          March 22, 2001
--------------------------------      Director (Principal Executive Officer)
 Paul A. Miller

/s/ John E. Sharland                  Senior Vice President, Chief Financial Officer  March 22, 2001
--------------------------------      (Principal Financial and Principal Accounting
John E. Sharland                      Officer)

                                      Chairman of the Board                           March 22, 2001
--------------------------------      Director
Thomas J. Burke

/s/ Eugene A. Beliveau                Director                                        March 22, 2001
--------------------------------
Eugene A. Beliveau

/s/ Kathleen I. Boshar                Director                                        March 22, 2001
--------------------------------
Kathleen I. Boshar

/s/ Malcolm W. Brawn                  Director                                        March 22, 2001
--------------------------------
Malcolm W. Brawn

/s/ Byron R. Cleveland, Jr.           Director                                        March 22, 2001
--------------------------------
Byron R. Cleveland, Jr.

/s/ Neil H. Cullen                    Director                                        March 22, 2001
--------------------------------
Neil H. Cullen

/s/ Robert F. Hatem                   Director                                        March 22, 2001
--------------------------------
Robert F. Hatem

/s/ Richard Hart Harrington           Director                                        March 22, 2001
--------------------------------
Richard Hart Harrington

                                      Director                                        March 22, 2001
--------------------------------
Marsha A. McDonough

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


                     INDEX TO EXHIBITS ATTACHED TO FORM 10-K

                               Sequentially order


ITEM DESCRIPTION                                                                PAGE #
----------------                                                                ------

(2)          Plan of Reorganization                                              11

(10.12)      Employment Agreement with John E. Sharland                          17

(10.13)      Employment Agreement with Richard J. D'Ambrosio                     26

(13)         2000 Annual Report to Shareholders of Lawrence Savings Bank         35

(20)         2001 Proxy Statement                                                76

(21)         Subsidiaries of the Bank                                           142

(99.1)       Press Release - Lawrence Savings Bank Announces Plan to Form
             Holding Company dated December 21, 2000.                           143



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



                                   Exhibit 21

                                  SUBSIDIARIES

                                       OF

                              LAWRENCE SAVINGS BANK

Pemberton Corporation: Holds real estate for sale.

Spruce Wood Realty Trust: Holds real estate used in the normal course of business.

Shawsheen Security Corporation and Shawsheen Security Corporation II: Engages exclusively in buying, selling, dealing in and holding investment securities on its own behalf.

Each of the subsidiaries is organized or incorporated in Massachusetts.





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